EXHIBIT 99.1


[LOGO]



INFINITY, INC. REPORTS IMPROVED OPERATING RESULTS
             FOR SECOND QUARTER OF 2003

OIL AND GAS SALES MORE THAN TRIPLE, WHILE OILFIELD SERVICE
         REVENUES RISE 47% FROM PRIOR-YEAR LEVELS


CHANUTE, KANSAS (August 13, 2003) - INFINITY, INC. (Nasdaq National Mkt: IFNY), an independent energy exploration/development and oilfield services company, today reported its operating results for the second quarter and first half of 2003.

SECOND QUARTER RESULTS

For the three months ended June 30, 2003, revenues increased 94% to approximately $5.0 million, compared with approximately $2.6 million in the second quarter of 2002. A net loss of ($224,190), or ($0.03) per share, was recorded in the second quarter of 2003, versus a net loss of ($415,089), or ($0.06) per share, in the year-earlier quarter. Per share results were calculated on 8,061,396 weighted average shares outstanding in the second quarter of 2003, compared with 7,110,258 weighted average common shares outstanding in the prior-year quarter. No income taxes were accrued in the quarter ended June 30, 2003, whereas a deferred income tax benefit of $259,000 was recognized in the quarter ended June 30, 2002.

Despite one-time charges in the most recent quarter of approximately $500,000 related to terminated merger negotiations, the Company reported an operating profit of $495,776 in the quarter ended June 30, 2003, compared with an operating loss of ($352,524) in the quarter ended June 30, 2002. The Company's pretax loss of ($224,190) in the second quarter of 2003 was 67% below the pretax loss of ($674,089) reported in the quarter ended June 30, 2002.

Oil field service revenues increased 47% in the most recent quarter to approximately $3.0 million, when compared with approximately $2.0 million in the year-earlier quarter. Oil and gas sales rose 272% to approximately $2.0 million, versus approximately $0.5 million in the second quarter of 2002.


SIX MONTH RESULTS

For the six months ended June 30, 2003, revenues increased 83% to approximately $8.6 million, compared with approximately $4.7 million in the first half of 2002. A net loss of ($846,214), or ($0.11) per share, was recorded in the first half of 2003, versus a net loss of ($722,865), or ($0.10) per share, in the corresponding period of the previous year. Per share results were calculated on 7,907,466 weighted average shares outstanding in the six months ended June 30, 2003, compared with 6,936,605 weighted average common shares outstanding in the prior-year period. No income taxes were accrued in the six months ended June 30, 2003, whereas a deferred income tax benefit of $452,000 was recognized in the first half of 2002.

The Company reported an operating profit of $308,258 in the six months ended June 30, 2003, compared with an operating loss of ($843,401) in the first half of 2002, despite one-time charges of approximately $500,000 related to terminated merger negotiations in the most recent quarter. The Company recorded a pretax loss of ($846,214) in the first half of 2003, versus a pretax loss of ($1,174,865) in the six months ended June 30, 2002.

Oil field service revenues rose 39% in the most recent six-month period to approximately $4.9 million, when compared with approximately $3.5 million in the year-earlier period. Oil and gas sales rose 210% to approximately $3.7 million, versus approximately $1.2 million in the corresponding period of the previous year.

"I am pleased to report impressive gains in operating profitability during the most recent quarter," stated Stanton E. Ross, President and Chief Executive Officer of Infinity, Inc. "Operating income totaled $495,776 in the three months ended June 30, 2003, compared with an operating loss of ($352,524) in the prior-year quarter. If we had not incurred approximately $500,000 in one-time charges related to the previously announced termination of merger discussions, the Company would have reported an operating profit approaching $1 million for the three months ended June 30, 2003, along with a year-over-year improvement of more than $1.3 million in pretax profitability. Finally, from a cash flow perspective, net cash PROVIDED BY operating activities has exceeded $800,000 in 2003, versus net cash USED IN operating activities of almost ($2.7 million) in the period ending June 30, 2002. Higher production volumes, primarily from our Pipeline property, resulted in a 272% increase in oil and gas sales during the most recent quarter, when compared with the prior-year period, and a 15% increase when compared with the first quarter of 2003."

"Revenues generated by our oil field services subsidiary during the most recent quarter exceeded prior-year levels by nearly 50%, and such revenues were more than 60% higher than in the first quarter of the current year," continued Ross. "While demand increased for virtually all of the oil field services we provide, the growth in our cementing services in Kansas and Oklahoma was particularly strong in the most recent quarter, with the number of cementing jobs up more than 90% when compared with the quarter ended June 30, 2002. Based on historical experience, we consider the number of wells cemented a good indicator of future demand for acidizing and fracturing services, and we expect continued strength in Consolidated Oil Well Services' operations during the current quarter."

"We are pleased to report a significant improvement in operational efficiencies at Pipeline, as that project continues to expand and mature," noted Phil Winner, Executive Vice President of Corporate Development at the Company. "Our second quarter direct expense of $0.24 per Mcfe, which was down from $0.76 per Mcfe a year ago, is certainly competitive with the rest of the industry and demonstrates our attention to operational detail. We anticipate drilling seven wells at Pipeline in late summer and fall, and we are currently in the process of permitting those wells."

"We have also initiated detailed evaluations of our oil and gas properties that integrate geological, geophysical and engineering data to identify and prioritize opportunities," continued Winner. "This process should allow us to optimize the value of our assets, be it on our own, through industry joint ventures or by way of strategic vendor alliances."

THE COMPANY WILL HOST A CONFERENCE CALL TODAY (WEDNESDAY, AUGUST 13, 2003), AT 4:15 P.M. EASTERN DAYLIGHT TIME TO DISCUSS REPORTED OPERATING RESULTS AND OTHER CORPORATE DEVELOPMENTS IN GREATER DETAIL. THE DIAL-IN NUMBER FOR THE CALL IS 800-388-8975 (INTERNATIONAL PARTICIPANTS SHOULD DIAL 973-694-2225). PARTIES INTERESTED IN PARTICIPATING IN THE CONFERENCE CALL SHOULD DIAL IN APPROXIMATELY TEN MINUTES PRIOR TO 4:15 P.M. EDT. THE CALL WILL ALSO BE BROADCAST LIVE ON THE INTERNET AT HTTP://WWW.VCALL.COM/CLIENTPAGE.ASP?ID=84442. A REPLAY OF THE CONFERENCE CALL WILL BE AVAILABLE TWO HOURS AFTER THE COMPLETION OF THE CALL, FROM AUGUST 13, 2003 UNTIL AUGUST 20, 2003, BY DIALING 800-428-6051 (INTERNATIONAL CALLERS DIAL 973-709-2089) AND ENTERING ACCESS CODE ID #302604. THE CALL WILL ALSO BE ARCHIVED FOR 90 DAYS AT HTTP://WWW.VCALL.COM/CLIENTPAGE.ASP?ID=84442.

Infinity, Inc. is an independent energy exploration and development company with a primary focus on coalbed methane projects and emerging exploration areas. The Company has obtained the rights to develop approximately 210,000 acres for prospective coalbed methane production in Wyoming and Colorado. Infinity's Consolidated Oil Well Services, Inc. subsidiary provides oilfield services (including well enhancement, fracturing, cementing, acidizing and nitrogen pumping) in Kansas, Oklahoma and Wyoming. Infinity, Inc. is headquartered in Chanute, Kansas, and its common stock is listed on The Nasdaq National Market under the symbol "IFNY".

This press release includes statements that may constitute "forward-looking" statements, usually containing the words "believe", "estimate", "project", "expect" or similar expressions. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements inherently involve risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, fluctuations in the prices of oil and gas, uncertainties inherent in estimating quantities of oil and gas reserves and projecting future rates of production and timing of development activities, competition, operating risks, acquisition risks, liquidity and capital requirements, the effects of governmental regulation, adverse changes in the market for the Company's oil and gas production, continued acceptance of the Company's oilfield services in the marketplace, dependence upon third-party vendors, and other risks detailed in the Company's periodic report filings with the Securities and Exchange Commission. There can be no assurance that an agreement or agreements relating to any strategic alternatives involving the Company and a third party or third parties will be reached, or that if an agreement or agreements are reached, that the transactions contemplated by such agreements will be consummated. By making these forward-looking statements, the Company undertakes no obligation to update these statements for revisions or changes after the date of this release.


                   For additional information, please contact:

       Stanton E. Ross, President/CEO of Infinity, Inc. at (620) 431-6200

                         INFINITY, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS

                                                   ASSETS
                                                   ------

                                                                           June 30, 2003         Dec. 31, 2002
                                                                           -------------         -------------
                                                                            (Unaudited)
Current Assets
     Cash                                                                  $    765,005          $   867,017
     Accounts receivable, less allowance for doubtful
         accounts of $25,000                                                  2,553,368            1,493,224
     Inventories                                                                323,025              340,217
     Prepaid expenses and other                                                 125,400              278,510
     Derivative asset                                                           691,191                  ---
                                                                           ------------          -----------
         Total current assets                                                 4,457,989            2,978,968

Oil and gas properties, using full cost accounting net
     of accumulated depreciation, depletion and amortization
              Subject to amortization                                        21,679,483           19,107,427
              Not subject to amortization                                    17,143,493           13,176,850
Property and equipment, at cost, less accumulated
     depreciation and impairment                                             10,554,825           10,315,068
Intangible assets, at cost, less accumulated amortization                     6,623,653            5,299,881
Notes receivable, less current portion                                        1,589,646            1,597,053
Other assets, net                                                               133,267              655,022
                                                                           ------------          -----------
Total assets                                                               $ 62,182,356          $53,130,269
                                                                           ============          ===========

                                    LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
     Notes payable related party                                           $    750,000          $       ---
     Notes payable                                                            1,220,617                  ---
     Current portion of long-term debt                                        2,767,582            2,227,195
     Accounts payable                                                         3,157,562            2,875,900
     Accrued expenses                                                         1,375,442              969,526
                                                                           ------------          -----------
         Total current liabilities                                            9,271,203            6,072,621

Long-term liabilities
     Asset retirement obligation                                                456,050                  ---
     8% subordinated convertible notes payable                                2,903,000            4,243,000
     7% subordinated convertible notes payable                               10,830,000           12,540,000
Long-term debt, related party                                                 3,000,000            3,000,000
Long-term debt, less current portion                                          4,533,233            4,464,156
                                                                           ------------          -----------
Total liabilities                                                            30,993,486           30,319,777
                                                                           ------------          -----------
Stockholders' equity
     Common stock, par value $.0001, authorized 300,000,000
       shares, issued and outstanding 8,174,706 shares;
       7,558,462 shares                                                             817                  756
     Additional paid-in-capital                                              31,326,488           22,870,449
     Accumulated other comprehensive gain (loss)                                691,191              (77,301)
     (Accumulated deficit)/retained earnings                                   (829,626)              16,588
                                                                           ------------          -----------
         Total stockholders' equity                                          31,188,870           22,810,492
                                                                           ------------          -----------
Total liabilities and stockholders' equity                                 $ 62,182,356          $53,130,269
                                                                           ============          ===========


The consolidated balance sheet at December 31, 2002 has been derived from the consolidated audited financial statements at that date.

                         INFINITY, INC. AND SUBSIDIARIES
                CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

                                                                         Three Months Ended June 30,
                                                                         ---------------------------
                                                                         2003                   2002
                                                                         ----                   ----
Revenues
 Oil and gas service operations                                       $3,006,653             $2,043,334
 Oil and gas sales                                                     1,995,954                536,719
                                                                      ----------             ----------
Total revenues                                                         5,002,607              2,580,053
                                                                      ----------             ----------

Cost of sales
 Oil and gas service operations                                        1,527,209              1,102,023
 Oil and gas production expenses                                         554,198                407,096
 Oil and gas production taxes                                            215,107                 47,776
                                                                      ----------             ----------

     Total cost of sales                                               2,296,514              1,556,895
                                                                      ----------             ----------

Gross profit                                                           2,706,092              1,023,158
                                                                      ----------             ----------

General and administrative expense                                     1,687,080              1,051,492
Depreciation, depletion and amortization expense                         523,236                324,190
                                                                      ----------             ----------
   Total other operating expenses                                      2,210,316              1,375,682
                                                                      ----------             ----------

     Operating income (loss)                                             495,776               (352,524)
                                                                      ----------             ----------

Other income (expense)
     Interest income & other income                                       37,976                  4,647
     Interest expense & finance                                         (754,248)              (326,212)
     Loss on sales of assets                                            (  3,694)                   ---
                                                                      ----------             ----------
             Total other income (expense)                               (719,966)              (321,565)
                                                                      ----------             ----------

Net loss before income taxes                                            (224,190)              (674,089)

Income tax benefit                                                           ---                259,000
                                                                      ----------             ----------

     Net loss                                                         $ (224,190)            $ (415,089)
                                                                      ----------             ----------

Net loss per common share                                             $    (0.03)            $    (0.06)
                                                                      ----------             ----------
Net loss per diluted common share                                     $    (0.03)            $    (0.06)
                                                                      ----------             ----------

Weighted average basic shares outstanding                              8,061,396              7,110,258
Weighted average diluted shares outstanding                            8,061,396              7,110,258

                         INFINITY, INC. AND SUBSIDIARIES
                CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

                                                                          Six Months Ended June 30,
                                                                          -------------------------
                                                                         2003                   2002
                                                                         ----                   ----
Revenues
 Oil and gas service operations                                       $4,873,960             $3,503,187
 Oil and gas sales                                                     3,734,090              1,203,722
                                                                      ----------             ----------

Total revenues                                                         8,608,050              4,706,909
                                                                      ----------             ----------

Cost of sales
 Oil and gas service operations                                        2,732,156              2,006,358
 Oil and gas production expenses                                       1,293,280                754,207
 Oil and gas production taxes                                            426,349                115,344
                                                                      ----------             ----------

     Total cost of sales                                               4,451,785              2,875,909
                                                                      ----------             ----------

Gross profit                                                           4,156,265              1,831,000
                                                                      ----------             ----------

General and administrative expense                                     2,789,315              2,004,836
Depreciation, depletion and amortization expense                       1,058,692                669,565
                                                                      ----------             ----------
  Total other operating expenses                                       3,848,007              2,674,401
                                                                      ----------             ----------

     Operating income (loss)                                             308,258             (  843,401)
                                                                      ----------             ----------

Other income (expense)
     Interest income & other income                                       78,776                  5,742
     Interest expense & finance                                       (1,229,554)              (345,204)
     Gain (loss) on sales of assets                                   (    3,694)                 7,998
                                                                      ----------             ----------
             Total other (expense)                                    (1,154,472)              (331,464)
                                                                      ----------             ----------

Net loss before income taxes                                          (  846,214)            (1,174,865)

Income tax benefit                                                           ---                452,000
                                                                      ----------             ----------

     Net loss                                                         $ (846,214)            $ (722,865)
                                                                      ----------             ----------

Net loss per common share                                             $    (0.11)            $    (0.10)
                                                                      ----------             ----------
Net loss per diluted common share                                     $    (0.11)            $    (0.10)
                                                                      ----------             ----------

Weighted average basic shares outstanding                              7,907,466              6,936,605
Weighted average diluted shares outstanding                            7,907,466              6,936,605

                         INFINITY, INC. AND SUBSIDIARIES
                CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

                                                                                Six Months Ended June 30,
                                                                                -------------------------
                                                                                    2003          2002
Cash flows from operating activities
     Net loss                                                                $  (846,214)     $   (722,865)
     Adjustments to reconcile net loss to net cash
         provided by/(used in) operating activities
              Depreciation, depletion and amortization                         1,079,527           669,565
              Amortization of loan costs included in
                  interest expense                                               644,124            30,499
              Deferred income taxes                                                  ---          (452,000)
              (Gain)/Loss on sale of assets                                        3,694            (7,998)
              (Increase) decrease in operating assets
                  Accounts receivable                                         (1,060,144)         (837,766)
                  Inventories                                                     17,192           (26,474)
                  Prepaid expenses                                               104,718             3,575
              Increase (decrease) in operating liabilities
                  Accounts payable                                               281,662        (1,022,588)
                  Accrued expenses                                               578,561          (303,058)
                                                                             -----------      ------------
Net cash provided by/(used in) operating activities                              803,120        (2,669,110)
                                                                             -----------      ------------

Cash flows from investing activities
     Proceeds from sale of marketable securities                                     ---           750,000
     Investment in marketable securities                                             ---        (4,015,835)
     Investment in oil and gas properties                                     (2,908,614)       (7,010,352)
     Investment in other assets and intangibles                                 (335,001)         (864,398)
     Purchase of property and equipment                                         (139,759)       (1,073,546)
     Proceeds from sale of oil and gas properties                                    ---           180,000
     Proceeds from sale of property and equipment                                 42,911           160,000
     Payment on Notes Receivable                                                   7,407               ---
                                                                             -----------      ------------
Net cash used in investing activities                                         (3,333,056)      (11,874,131)
                                                                             -----------      ------------

Cash flows from financing activities
     Proceeds from notes payable                                               2,263,381         2,397,499
     Sale of subordinated notes                                                      ---        12,540,000
     Increase in borrowings on long-term debt                                    853,714         3,625,309
     Proceeds from issuance of common stock                                      815,819         1,649,357
     Repayment of long-term debt                                              (1,504,990)       (5,622,902)
                                                                             -----------      ------------
     Net cash provided by financing activities                                 2,427,924        14,589,263
                                                                             -----------      ------------

Net increase/(decrease) in cash                                                 (102,012)           46,022

Cash, beginning of period                                                        867,017           665,898
                                                                             -----------      ------------
Cash, end of period                                                          $   765,005      $    711,920
                                                                             ===========      ============

                 See notes to Consolidated Financial Statements

                          Oil Field Service Statistics
                             Quarter ended June 30,
                                 ($ in millions)

                               2003                         2002                     CHANGE
     JOB TYPE            JOBS          REVENUE        JOBS         REVENUE      JOBS        REVENUE
    Cementing             448           $1.1           182          $0.6         263         $0.5
    Acidizing             288           $0.4           236          $0.3          52         $0.1
    Fracturing            285           $1.7           270          $1.3          15         $0.4


                                Infinity-Wyoming
                              Production Statistics
                             Quarter ended June 30,

                                    Pipeline                 Labarge                     Total
Volumes in 000's:              2003          2002         2003       2002           2003       2002
-----------------              ----          ----         ----       ----           ----       ----
Oil Sales Volumes (bls)          15.9          8.8          0.2        0.0           16.1        8.8
Gas Sales Volumes (mcf)         308.4        155.6          8.3        5.1          316.7      160.7
MCFE                            403.8        208.4          9.3        5.1          413.1      213.6

Values In 000's:
----------------
Oil Revenue                    $452.1       $227.4         $3.2       $0.0         $455.3     $227.4
Gas Revenue                  $1,490.5       $275.4        $50.1       $9.2       $1,540.6     $284.6

Production Expense             $100.8       $158.5       $214.6     $132.8         $315.4     $291.3
Production Taxes               $209.1        $46.1         $6.0       $1.4         $215.1      $47.5
Transportation Expense         $232.1        $61.7         $6.6       $1.3         $238.7      $63.0

Per MCF Equivalent:
-------------------
Revenue                         $4.81        $2.41        $5.73      $1.79          $4.83      $2.40
Production Expense              $0.24        $0.76       $23.05     $25.83          $0.76      $1.36
Production Taxes                $0.52        $0.22        $0.64      $0.28          $0.52      $0.22
Transportation Expense          $0.57        $0.30        $0.70      $0.25          $0.58      $0.29

                          Oil Field Service Statistics
                            Six months ended June 30,
                                 ($ in millions)

                               2003                         2002                    CHANGE
     JOB TYPE            JOBS          REVENUE        JOBS          REVENUE     JOBS        REVENUE
    Cementing             687          $1.7             331         $1.0         308         $0.7
    Acidizing             446          $0.6             390         $0.5          56         $0.1
    Fracturing            446          $2.8             396         $2.2          50         $0.6


                                Infinity-Wyoming
                              Production Statistics
                            Six months ended June 30,

                                    Pipeline                 Labarge                      Total
Volumes in 000's:              2003          2002         2003       2002           2003         2002
-----------------              ----          ----         ----       ----           ----         ----
Oil Sales Volumes (bls)          32.8         21.2          0.2        0.0           33.0        21.2
Gas Sales Volumes (mcf)         614.8        296.9         10.7        5.1          625.5       302.0
MCFE                            811.9        424.1         11.3        5.1          823.2       429.2

Values in 000's:
----------------
Oil Revenue                  $1,015.6       $488.9         $2.7       $0.0       $1,018.3      $488.9
Gas Revenue                  $2,655.7       $521.1        $60.1       $9.2       $2,715.8      $530.3

Production Expense             $275.0       $253.9       $568.7     $186.8         $843.7      $440.7
Production Taxes               $419.2       $112.8         $7.1       $1.4         $426.3      $114.2
Transportation Expense         $445.3       $118.2         $4.0       $1.3         $449.3      $119.5

Per MCF equivalent:
-------------------
Revenue                         $4.52        $2.41        $5.55      $1.79          $4.53       $2.40
Production Expense              $0.33        $0.76       $50.26     $25.83          $1.02       $1.36
Production Taxes                $0.52        $0.22        $0.63      $0.28          $0.52       $0.22
Transportation Expense          $0.55        $0.30        $0.35      $0.25          $0.55       $0.29